DRYDEN GLOBAL REAL ESTATE FUND, INC.

Supplement dated July 14, 2009 to the

Prospectus and Statement of Additional Information dated June 2, 2009

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Effective immediately, Mr. Antti-Jussi Ahveninen is no longer a portfolio manager for the Fund.

All references to Mr. Ahveninen are hereby deleted from the Prospectus and Statement of Additional Information dated as above.

The Fund continues to be managed by Messrs. Marc Halle and Rick J. Romano and Ms. Gek Lang Lee as the Fund's portfolio managers. Their biographies and additional information about the portfolio managers may be found in the Prospectus and Statement of Additional Information dated as above.

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